Exhibit 99.1

OptimizeRx Survey Demonstrates Value of Digital Solutions in Addressing Unmet Patient and Provider Needs in Diabetes

-	Digital solutions provide new opportunities to support brand and HCP patient engagement challenges in survey of top U.S. endocrinologists

ROCHESTER, Mich. – September 29, 2021 – OptimizeRx Corp. (the “Company”) (Nasdaq: OPRX), a leading provider of point-of-care technology solutions that help patients start and stay on therapy, announces key findings spotlighting the value of new digital engagement technologies which are poised to fill gaps in critical areas where patients and physicians need additional support in the management of type 2 diabetes (T2D) – according to a survey of top endocrinologists.

Given the abundance of treatment options for T2D, and the various factors physicians need to take into consideration when prescribing a therapy – including patient comorbidities – pharma brand teams are investing in new digital patient engagement and adherence tools to better support both patients and providers. These digital tools can support the timely delivery of treatment options and therapy information to physicians and their patients during key decision moments, as well as extend the reach of care into patients’ daily lives – delivering personalized, relevant support when it is needed, so patients have the tools and resources to manage their condition – and improve their health.

Physician challenges and limitations

In the survey, 25 top U.S. endocrinologists were asked to share the challenges they and their patients face in managing T2D, with a focus on patient communication, education, medication adherence and self-care in a challenging population.

Endocrinologists face their own challenges in treating diabetes patients. Short office visits and significant amounts of information to cover with their patients mean endocrinologists aren’t always able to communicate everything they need to convey to patients during the office visit, and they are limited in the support they can offer after patients have left their office.

●	92% of endocrinologists reported moderate to high need for support in communicating with patients about their self-care

●	88% of endocrinologists reported moderate to high need for support in communicating how to access financial support/copay assistance programs

●	83% of endocrinologists reported moderate to high need for support in communicating with patients about how to start making lifestyle modifications

New Opportunities Abound to Support T2D Treatment Through Digital- and Technology-Enabled Tools

Through the survey’s results, OptimizeRx gained additional insights into areas of focus where digital and technology-enabled tools can address challenges and opportunities to improve support of patients with T2D.

●	54% of endocrinologists were familiar with mobile/digital co-pay cards, and 58% found them effective

●	38% of endocrinologists were familiar with SMS/text message medication reminders, and 46% found them effective.

●	38-42% of endocrinologists were familiar with other digital tools including web-based or video educational content and motivational/inspirational SMS or email content, and many found them to be effective resources – indicating there is strong opportunity to expand the use of digital tools.

Chris DiCostanzo, VP of patient engagement solutions at OptimizeRx noted, “Diabetes is one of the most difficult conditions for patients to manage and has one of the lowest medication adherence rates. Patients often need to make significant lifestyle changes and learn a variety of self-care practices, in addition to taking their medications as prescribed. Medication costs are also a challenge for many patients, especially for newer therapies that are often prescribed following or in addition to metformin, often the first-line medication for the treatment of T2D. Being able to support patients and providers via digital engagement tools is key to helping patients achieve better outcomes and feel supported through their treatment journey.”

Successfully Managing T2D Requires a Concerted Effort; Digital Enablement Can Support Patient Access, Adherence, and Lifestyle Modifications

The survey also notes that socioeconomic and demographic factors often play a significant role in limiting patients’ abilities to make lifestyle changes or to afford their medication. Additionally, the survey reveals that as more digital and technology-enabled tools become available to support T2D patients throughout their treatment journey, opportunities abound for innovative ways to overcome modifiable barriers to medication adherence, patient engagement, and self-care (e.g., blood sugar monitoring, foot, and vision care).

Research suggests successful management of T2D requires a combination of:

●	access to effective medications

●	proper medication adherence

●	patient lifestyle and behavioral modifications

These areas are compounded by patient belief structures, their treatment and healthcare experiences, and demographic factors (e.g., age, education level, income). Importantly, poor medication adherence has been well documented as a central contributor to inadequate glycemic control and ensuing morbidity, healthcare utilization (e.g., costs of outpatient and inpatient care, costs of managing diabetic complications), and mortality.

Lifestyle changes, medication cost and affordability matters

●	78% of endocrinologists report patients’ lack of lifestyle changes as one of their top three challenges

●	62% of endocrinologists report medication costs being too high as a top three challenge

●	Endocrinologists estimate 51% of their patients struggle with making lifestyle changes, and 46% with affording their medication

The survey results can be downloaded at www.optimizerx.com/diabetes-report.

About OptimizeRx

OptimizeRx is the best-in-class health technology company enabling care-focused engagement between life sciences organizations, healthcare providers, and patients at critical junctures throughout the patient care journey. Connecting over 60% of U.S. healthcare providers and millions of their patients through a proprietary point-of-care network, connectivity is facilitated via its integrated Therapy Initiation and Persistence Platform. This powerful digital healthcare solutions platform is transforming market and patient access with the life sciences market by unlocking:

●	AI-directed, real-time HCP marketing to raise awareness of treatment benefits to give patients a timely start on therapy

●	Streamlined communication and processes around therapy initiation to reduce abandonment through simplified enrollment

●	Personalized, successful adherence programs to help patients stay on their doctor-recommended course of therapy

For more information, follow the company on Twitter, LinkedIn or visit www.optimizerx.com.

Important Cautions Regarding Forward-Looking Statements

This press release contains forward-looking statements within the definition of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements should not be used to make an investment decision. The words ‘estimate,’ ‘possible’ and ’seeking’ and similar expressions identify forward-looking statements, which speak only as to the date the statement was made. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, the effect of government regulation, competition and other material risks.

OptimizeRx Contact

Andy D’Silva, SVP Corporate Finance

adsilva@optimizerx.com

Media Relations Contact

Maira Alejandra, Media Relations Manager

Tel (754) 245-7070

malejandra@optimizerx.com

Investor Relations Contact

Ashley Robinson

LifeSci Advisors, LLC

arr@lifesciadvisors.com

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